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                                                                   Exhibit 10.21

                                    AMENDMENT

                          To the Master Lease Agreement
                                     between
                        the First Investment Voucher Fund
                                       and
                       Pioneer Real Estate Advisors, Inc.


THIS AMENDMENT (this "Amendment") to the Master Lease Agreement dated 1 July 1996 ("Lease") between The First Investment Voucher Fund ("Fund") and Pioneer Real Estate Advisors, Inc. ("PREA"), is executed on this 21 day of September, 1998.

                                    RECITALS:

(A) PREA has requested and Fund has agreed to extend the Term of Lease up to 15 years;

(B) With this Amendment, the parties desire to amend the Lease to restate the Term

NOW, THEREFORE, in consideration for the Building, Rents and mutual covenants set forth in the Lease and this Amendment, the parties hereby amend the Lease as follows:

                                    AMENDED:

1    Term, Article 2 of this Lease is hereby amended and restated as follows:

                                 Article 2 Term

     PREA shall have and hold the Building for a total term commencing on the Effective Date, and unless earlier terminated or extended according to the terms of this Lease, expiring fifteen years thereafter ("Term").

2 Entire Agreement. This Agreement shall constitute an integral part of the Lease

3 Lease Governs: This Amendment shall be governed by and interpreted according to the provision of the Lease, which shall continue in full force and effect as hereby amended.

     IN WITNESS WHEREOF, the parties hereby execute this Amendment to the Lease in six originals, three in Russian and three in English, in the case of differences in interpretation between the English and the Russian text, the English text shall control.



     PIONEER REAL ESTATE ADVISORS INC.  FIRST INVESTMENT VOUCHER FUND

      s/s Gren Carr-Jones                s/s Timothy Frost
     ---------------------------------  -----------------------------------
     Gren Carr-Jones                    Timothy Frost
     Managing Director                  Member of Board of Directors
     (corporate seal)                   (corporate seal)

                                          /s/ M. Chemodurov
                                        -----------------------------------
                                        (name) M. Chemodurov
                                        Chief Accountant